2007 ANNUAL
SHAREHOLDERS
MEETING

Presentation by:
Christopher E. French
President

SHENANDOAH
TELECOMMUNICATIONS
COMPANY

Exhibit 99.1

Comparative Results
(in millions, except per share amounts)

0.75

2.30

17.9

21.2

169.2

2006

63.0

0.46

Cash Dividend (per share)

65.5

1.39

EPS – diluted

67.3

10.7

Total Net Income

9.3

19.4

Operating Income

15.6

146.4

Revenues

Percent
Change

2005

8,753
5,362
2,764
180
1999
2000
2001
2002
2003
2004
2005
2006
(2,573)
(4,359)
(5,599)
(5,569)

SHENTEL

PCS Performance
Net Income

Continue to own and operate CDMA network

Amendment to PCS Agreements

Continue to have responsibility for sales and
                                customer support

Retains same term: 20 years, plus three 10-
                                year renewal periods

No mandated upgrades to CDMA network

Sprint Nextel retains iDEN network and its
                                revenues

Transfer to Shentel the Nextel stores and
                                employees in Shentel’s PCS service area

Shentel to sell iDEN products and services
                                and provide local iDEN customer service

Amendment to PCS Agreements

Resolve all outstanding claims between

                                Sprint Nextel and Shentel

Provide a greatly simplified, long-term plan
                                for settling revenues and expenses

Changes to presentation of financial
                                information

Amendment to PCS Agreements

Settlement Simplification

Previous Method

Sprint
SHENTEL
Sprint
May 1, 2007
Shentel
Payment

SHENTEL

Settlement Simplification

New Method

Organization Review

Identified need to reduce cost structure

Freeze and termination of pension plan

Reduction in Force

One time costs of $2.5 million for downsizing

Another $1.7 million to recognize for
                                termination of pension plan

Projected annual savings of $2.8 million

Federal Issues

Exclusive Access Contracts for Video Service

Net Neutrality

Intercarrier Compensation

Universal Service Fund

Access Rate Reduction

Broadband Alternatives

preston lake
VIRGINIA

Estate Homes
Main Street
The Charleston

SHENTEL

New in January 2007

HDTV service
from **Shentel Cable***

Don't just watch TV
— EXPERIENCE it
with High Definition TV

SHENTEL

Shareholders

1986

-  2,008 shareholder accounts (almost all retail)

-  469,995 shares outstanding

-  Approximate market capitalization $17.4 million

    (based on average reported sale price for year)

2006

-  4,143 shareholder accounts (retail and institutional)

-  7,761,428 shares outstanding

-  Approximate market capitalization $364.9 million

    (based on end of year closing price)

300
250
200
150
100
50
0
2001
2002
2003
2004
2005
2006
SHENANDOAH TELECOMMUNICATIONS COMPANY
NASDAQ U.S. INDEX
NASDAQ TELECOMMUNICATIONS INDEX

SHENTEL

Total Return - 5 Years

2007 ANNUAL
SHAREHOLDERS
MEETING

Presentation by:
Earle A. MacKenzie
EVP and COO

SHENANDOAH
TELECOMMUNICATIONS
COMPANY

Comparative Results
(in millions, except EPS)

$2.30

$11.5

$17.9

2006

65.5

7.5

$1.39

$10.7

Earnings Per Share (EPS)

Consolidated Net Income *

67.3

$10.7

Consolidated Net Income

%

Change

2005

* Excluding $6.4 gain on liquidation of Rural Telephone Bank

Operating Income Results
(in millions)

    $  21.2

148.0

$169.2

      2006

9.3

$ 19.4

Operating Income

16.5

127.0

Operating Expense

15.6

$146.4

Revenue

%

Change

2005

Reporting Segments
Revenue
(in millions)

$169.2

$115.4

24.7

10.7

3.6

  14.8

2006

15.6

$146.4

     Total

22.2

0.0

9.2

9.1

  5.0

$ 94.4

24.7

9.8

3.3

  14.1

PCS

Telephone

Converged Services (NTC)

Mobile

Other

   %

Change

2005

Year End Customers

%

Change

  2005

             2006

PCS

24.8

122,975

153,503

    Retail

27.5

38,726

49,378

    Wholesale

(54.7))

9,914

4,492

     Phone

6.2 )

8,461

8,989

     Video

Converged Services (NTC)

(4.2))

22,901

21,943

     Network

Year End Customers

%

Change

2005

2006

0.4)

24,740

24,830

Telephone

(21.0)

12,498

9,869

    Dial Up

0.7

151

152

Mobile/Tower Leases

    - Non Affiliates

39.0

4,748

6,599

    DSL

Internet

0.8

10,418

10,499

Long Distance

(2.8)

8,684

8,440

Cable

Operating Expenses
(in millions)

     Total

Selling, General & Admin.

Depreciation & Amortization

Cost of Goods & Services

16.5

$127.0

$148.0

10.8

44.3

49.1

21.9

22.4

27.3

18.7

$60.3

$71.6

%

Change

2005

2006

Reporting Segments
Net Income
(in millions)

*

          7.5

$10.7)

$11.5 )

    Total

      250.0

(0.4)

(1.4)

Other

          9.1

1.1)

1.0) )

Mobile

        75.8

(3.3)

(5.8)

Converged Services (NTC)

12.7

7.9

8.9

Telephone

        63.0

$ 5.4

$ 8.8)

PCS

       %

Change

   2005

    2006

* Excludes $6.4 net of tax gain on liquidation of Rural Telephone Bank.

MAJOR POINTS OF NEW SPRINT
NEXTEL AGREEMENT

Effective retroactive to January 1, 2007

Provides more certainty in projecting future
results

Major Points

Take over 13 Nextel Stores that will be
branded Sprint

Approximately 30 Sprint Nextel employees
will join Shentel in May

Will provide local customer service to
Nextel customers and sell iDEN products
and services in all of our stores and agent
locations

Major Points

With more locations we anticipate even
faster growth in PCS customers

Anticipate adding additional employees

Potential opportunity to participate in
additional ventures with Sprint Nextel

Q1 Results-Net Income
 (in millions)

40.0)

95.2)

(0.5)

$ 2.1 *

(0.7)

$4.1

Other

   Total

0.3)

0.2

Mobile

0.0)

(33.3)

(1.2)

(1.2)

Converged Services (NTC)

(31.8)

2.2 *

1.5 *

Telephone

230.8)

$1.3)

$4.3

PCS

  Q1

  2007

%

Change

Q1

2006

*Excludes $6.4 million net of tax gain from liquidation of the Rural Telephone Bank

Q1 Results
Operating Income
 (in millions)

       69.0)

$4.2)

$7.1)

     Total

50.0

(0.8)

(1.2)

Other

         0.0)

0.5)

0.5)

Mobile

        (6.3)

(1.6)

  (1.7)

Converged Services (NTC)

      (37.1)

3.5)

2.2)

Telephone

     180.8)

$2.6)

$7.3)

PCS

     Q1

2007

        %

Change

         Q1

2006

Q1 Results
Revenue
 (in millions)

(24.8)

(4.8)

(3.6)

11.1)

0.0)

(17.1)

$26.2

6.3

2.8

0.9

3.6

$39.8

$19.7

6.0

2.7

1.0

3.6

$33.0

PCS

Telephone

Converged Services (NTC)

Mobile

Other

     Total

     Q1

2007

       %

Change

       Q1

2006

PCS

$4.7)

$2.6)

$7.3)

Operating Income

(5.1)

($11.2)

8.0)

$23.6)

2.9)

$12.4)

Selling, General and Administrative

0.2)

3.5)

3.7)

Depreciation

($6.3)

$12.1)

$5.8)

Cost of Good and Services

Expenses

($6.5)

$26.2)

$19.7)

0.1)

0.3)

0.4)

Other

0.1)

1.0)

1.1)

Equipment Sales

(7.9)

8.0)

0.1)

Travel Roaming and Wholesale

(2.3)

(1.5)

  (3.8)

Royalties and Net Service Fees

(2.2)

(2.0)

(4.2)

Credits and Adjustments

$5.7)

$20.4)

$26.1)

Gross Service Revenue

Change

     Q1 ‘06

Q1 ‘07

Revenue

Disclosure Regarding
Forward-Looking Statements

This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities
Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position.  These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,”
“could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties.  Forward-looking statements in this presentation may include, among others, statements concerning:

                                 - projections of our future results of operations, cash flows or financial condition; and

                                 - our business strategy and our ability to capitalize on any of our competitive strengths.

The expectations reflected in these forward-looking statements are inherently subject to risks, uncertainties and assumptions about us and our subsidiaries and we cannot assure you that such expectations will prove to be correct.  Important factors that could cause actual results to differ materially from the forward-looking statements made herein are set forth in our filings with the Securities and Exchange Commission and include, without limitation, risks related to the following:

                                 - increasing competition in the communications industry; and

                                 - a complex and uncertain regulatory environment.

All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this presentation.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur.

2007 ANNUAL
SHAREHOLDERS
MEETING

SHENANDOAH
TELECOMMUNICATIONS
COMPANY